UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2024

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and Zip Code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As disclosed in the Current Report on Form 8-K (the “Form 8-K”) filed on March 5, 2024, by Viavi Solutions Inc. (the “Company”), on March 5, 2024, the Company and Spirent Communications plc, (“Spirent”) entered into a Co-operation Agreement (the “Co-operation Agreement”) and issued an announcement pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers in connection with the recommended cash offer (the “Viavi Offer”) by Viavi Solutions Acquisitions Limited, a wholly-owned subsidiary of the Company (“Bidco”), to acquire the entire issued and to be issued ordinary share capital of Spirent for an acquisition value of 175 pence per Spirent share (the “Proposed Acquisition”).

The Proposed Acquisition was to be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act (the “Viavi Scheme”), and was conditioned on, among other things, holding meetings of Spirent shareholders to approve the Viavi Scheme (the “Viavi Scheme Meetings”) on or before May 23, 2024.

On March 28, 2024, the boards of directors of Spirent and Keysight Technologies, Inc. (“Keysight”) announced that they had reached agreement on the terms of a recommended cash offer by Keysight to acquire the entire issued and to be issued share capital of Spirent, and the Spirent board of directors withdrew its recommendation of the Viavi Offer. On April 17, 2024, Spirent announced that the Viavi Scheme Meetings were adjourned indefinitely.

The Viavi Scheme Meetings were not held on or before the May 23, 2024, and accordingly, the Viavi Scheme has lapsed, and on May 23, 2024, Bidco terminated the Co-operation Agreement.

As disclosed in the Form 8-K, on or about March 5, 2024, the Company entered into various financing arrangements in connection with the Proposed Transaction. The lapse of the Viavi Scheme resulted in the termination and/or cancelation of each of those arrangements.

Item 8.01. Other Events.

On May 24, 2024, the Company issued an announcement of the lapse of the Viavi Scheme and termination of the Co-operation Agreement. The announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Announcement, dated May 24, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

Date: May 24, 2024	By:	/s/ ILAN DASKAL
	Name:	ILAN DASKAL
	Title:	Chief Financial Officer (Duly Authorized Officer
and Principal Financial and Accounting Officer)